EXHIBIT 10.54

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 16, 2018, to the Credit Agreement referenced below is by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of August 9, 2018 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein, and JPMorgan Chase Bank, N.A., as Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Permitted Supplier Finance Program” means, with respect to the Borrower and its Subsidiaries, any financing transaction or series of financing transactions (including factoring arrangements) approved by the Administrative Agent and the Required Lenders (it being understood such approval shall be provided in the sole discretion of the Administrative Agent and the Required Lenders) pursuant to which the Borrower or any Subsidiary of the Borrower may sell, convey or otherwise transfer, or grant a security interest in, contracts, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment or any of the equipment related thereto to another Person or affiliate of such other Person that are not affiliates of the Borrower or any Subsidiary of the Borrower, on a non-recourse basis (but for any breach of a representation and warranty).

“Receivables and Related Assets” means (i) accounts receivable (including all rights to payment created by or arising from the sales of goods, leases of goods or the rendition of services, no matter how evidenced (including in the form of chattel paper) and whether or not earned by performance) and (ii) any interest in such accounts receivable and all collateral securing such accounts receivable (including any originator accounts (as defined in the Securitization Documents)), all contracts and contract rights, purchase orders, security interests, financing statements or other documentation in respect of such accounts receivable, any guarantees, indemnities, warranties or other obligations in respect of such accounts receivable, any equipment and any other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or factoring arrangements or financing of recurring revenue service contracts involving receivables similar to such accounts receivable and any collections or proceeds of any of the foregoing.

3.Permitted Supplier Finance Program.  Upon the effectiveness of this Amendment in accordance with Section 4 hereof, the Required Lenders (a) hereby authorize the Administrative Agent to execute and deliver to the Borrower the approval letter dated the date hereof, a copy of which has been separately provided to the Lenders in connection with this Amendment and (b) approve the program described therein as a Permitted Supplier Finance Program.

4.Conditions Precedent.

This Amendment shall be and become effective when each of the following conditions set forth in this Section 4 have been satisfied:

(a)Execution of Amendment Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment, properly executed by a Responsible Officer of the signing Loan Party and by the Required Lenders.

(b)Attorney Costs. The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least three (3) Business Days prior to the date of effectiveness of this Amendment (or such later date as agreed by the Borrower).

5.Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6.Representations and Warranties; No Default.  Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no Default exists on the date hereof.

7.Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8.Reaffirmation of Security Interests.  Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9.No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10.Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	SYNNEX CORPORATION, a Delaware corporation,
GUARANTORS:	SYNNEX FINANCE HYBRID II, LLC, a California limited liability company
LASTING HOLDINGS CORPORATION, a California corporation
HYVE SOLUTIONS CORPORATION, a California corporation
HYVE SOLUTIONS US GLOBAL HOLDING CORPORATION, a Delaware corporation
COMPUTERLAND CORPORATION, a California corporation
CONCENTRIX GLOBAL HOLDINGS, INC., a Delaware corporation
CONCENTRIX CORPORATION, a New York corporation
LICENSE ONLINE, INC., a California corporation
WG-US HOLDCO, INC., a Delaware corporation
WESTCON GROUP, INC., a Delaware corporation
Westcon Group North America, Inc., a New York corporation

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	Senior Vice President
General Counsel and Corporate Secretary

[Signature Pages Continue]

[Signature Page to First Amendment to Credit Agreement]

CONCENTRIX CVG CORPORATION, a Delaware Corporation

By:	/s/ Steven L. Richie
Name:	Steven L. Richie
Title:	Senior Vice President, HR and Legal

[Signature Page to First Amendment to Credit Agreement]

CONVERGYS CUSTOMER MANGEMENT GROUP INC., an Ohio corporation
CONVERGYS CUSTOMER MANGEMENT INTERNATIONAL INC., an Ohio corporation
CONVERGYS CUSTOMER MANGEMENT DELAWARE LLC, a Delaware limited liability company
CONVERGYS CUSTOMER MANGEMENT GROUP CANADA HOLDING ING., a Delaware corporation

By:	/s/ David R. Wiedwald
Name:	David R. Wiedwald
Title:	Treasurer

[Signature Page to First Amendment to Credit Agreement]

ADMINISTRATIVE
AGENT:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

	By:	/s/ Caitlin Stewart
	Name:	Caitlin Stewart
	Title:	Executive Director

LENDERS:	JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Caitlin Stewart
	Name:	Caitlin Stewart
	Title:	Executive Director

[Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Jeannette Lu
Name:	Jeannette Lu
Title:	Director

[Signature Page to First Amendment to Credit Agreement]

BMO Harris Bank, N.A.,
as a Lender

By:	/s/ Michael Kus
Name:	Michael Kus
Title:	Managing Director

[Signature Page to Eleventh Amendment to Credit Agreement]

BNP Paribas.,
as a Lender

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Liz Cheng
Name:	Liz Cheng
Title:	Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPNAY,
as a Lender

By:	/s/ Erron Powers
Name:	Erron Powers
Title:	Senior Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

CITIBANK, N.A. ,
as a Lender

By:	/s/ Javier Escobar
Name:	Javier Escobar
Title:	Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Rumesha Ahmed
Name:	Rumesha Ahmed
Title:	Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

MUFG BANK, Ltd.,
as a Lender

By:	/s/ Matthew Antioco
Name:	Matthew Antioco
Title:	Director

[Signature Page to Eleventh Amendment to Credit Agreement]

ROYAL BANK OF CANADA.,
as a Lender

By:	/s/ Nicholas Heslip
Name:	Nicholas Heslip
Title:	Authorized Signatory

[Signature Page to Eleventh Amendment to Credit Agreement]

THE BANK OF NOVA SCOTIA.,
as a Lender

By:	/s/ Jason Rinne
Name:	Jason Rinne
Title:	Director

[Signature Page to Eleventh Amendment to Credit Agreement]

TD BANK, N.A.,
as a Lender

By:	/s/ Matt Waszmer
Name:	Matt Waszmer
Title:	Senior Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

Wells Fargo N.A.,
as a Lender

By:	/s/ Elizabeth Gaynor
Name:	Elizabeth Gaynor
Title:	Director

[Signature Page to Eleventh Amendment to Credit Agreement]